UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): March 14, 2017

CELSIUS HOLDINGS, INC.

(Exact name of registrant as specified in charter)

Nevada

(State or other jurisdiction of incorporation)

000-55663	20-2745790
(Commission File Number)	(IRS Employer Identification No.)

2424 N Federal Highway, Suite 208. Boca Raton, Florida 33431

 (Address of principal executive offices and zip code)

(561) 276-2239
(Registrant’s telephone number including area code)

Former Name or Former Address (If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

When used in this Current Report on Form 8-K, unless otherwise indicated, the terms “the Company,” “Celsius,” “we,” “us” and “our” refer to Celsius Holdings, Inc. and its subsidiaries.

Item 3.02         Unregistered Sales of Equity Securities.

On March 14, 2017, we issued a press release announcing that Celsius had completed a strategic investment of $15,000,000, through a private placement of an aggregate of 5,000,000 shares of its common stock (the “Shares”) at a purchase price of $3.00 per Share. The sale of 2,399,998 of the Shares sold in the private placement had been previously reported in a Current Report on Form 8-K filed on February 1, 2017 (the “Prior Form 8-K”). Investors in the private placement included:

•                     CD Financial, LLC (533,333 Shares), an existing shareholder of record affiliated with Carl DeSantis, one of our principal shareholders and William H. Milmoe, a director;

•                     Charmnew Limited (800,000 Shares), an existing shareholder of record affiliated with Li Ka Shing, one of our principal shareholders;

•                     Grieg International Limited (533,333 Shares), an existing shareholder of record affiliated with Chau Hoi Shuen Solina, one of our principal shareholders; and

•                     Nu Horizons Investment Group, LLC (433,333 Shares), an existing shareholder of record affiliated with Tim Leissner, a director and one of our principal shareholders; and Russell Simmons, one of our principal shareholders.

The net proceeds from the sale of the Shares will be used for:

•	expansion of Celsius’ Asian and other foreign distribution efforts;

•	additional domestic marketing and sales activities for the Company’s products;

•	additional product innovation efforts; and

•	working capital and other general corporate purposes.

The Company issued and sold the Shares to the investors in exempt transactions pursuant to Section 4(a)(2) the Securities Act of 1933 (the “Securities Act”) and Rule 506 of Regulation D promulgated thereunder. Each of the investors represented that it was acquiring the Shares being purchased for investment only and not with a view towards, or for resale in connection with, the public sale or distribution thereof. Accordingly, the Shares have not been registered under the Securities Act and applicable state securities laws and may not be offered or sold in the United States absent registration or an exemption from registration under the Securities Act and applicable state securities laws. No commissions or placement fees were paid in connection with the offer and sale of the Shares.

A copy of the form of Subscription Agreement was filed as Exhibit 10.1 to the Prior Form 8-K and is incorporated herein by reference. A copy of the Company’s March 14, 2017 press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01.         Financial Statements and Exhibits.

(d)       Exhibits

Exhibit No.	Description
10.1	Form of Subscription Agreement*

99.1	Press Release dated March 14, 2017**

*Filed as an Exhibit of the same number to the Company’s Current Report on Form 8-K filed on February 1, 2017 and incorporated herein by reference.

**Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CELSIUS HOLDINGS, INC.

Date: March 14, 2017	By:	/s/ John Fieldly
John Fieldly, Interim President and Chief Executive Officer; Chief Financial Officer